Exhibit 10.1

EXECUTION COPY

FIFTEENTH AMENDMENT OF CREDIT AGREEMENT

THIS FIFTEENTH AMENDMENT OF CREDIT AGREEMENT (the “Amendment”) is entered into, effective as of March 23, 2004, between Protection One Alarm Monitoring, Inc., a Delaware corporation (“Borrower”), each of the Persons that is a signatory to this Amendment in its capacity as a Lender under the Credit Agreement referred to below (each Person from time to time party to such Credit Agreement, a “Lender” and, collectively, the “Lenders”) and POI Acquisition, L.L.C. (“POI”), as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”).

R E C I T A L S

A.            Borrower, and the Persons who were then the lenders and administrative agent, entered into the Credit Agreement dated as of December 21, 1998 (as renewed, extended, modified and amended from time to time, the “Credit Agreement”; capitalized terms used herein shall, unless otherwise defined herein, have the respective meanings set forth in the Credit Agreement), providing for a revolving credit facility in the original maximum principal amount of $500,000,000.

B.            Westar Industries, Inc. (“Westar”) and POI entered into that certain Assignment and Acceptance, dated February 17, 2004, wherein Westar assigned all of its rights and obligations under the Credit Agreement to POI.

C.            Administrative Agent, Borrower, Protection One, Inc. and Network Multi-Family Security Corporation entered into that certain Credit Facility Standstill Agreement, dated as of February 17, 2004 (the “Standstill Agreement”), wherein Administrative Agent agreed to forbear from exercising certain rights, remedies and actions under the Credit Agreement, Loan Documents and applicable law as a result of the occurrence of certain specified defaults.

D.            POI and Quadrangle Master Funding Ltd (“Quadrangle”) entered into that certain Assignment and Acceptance, dated February 26, 2004, wherein POI assigned a portion of its rights and obligations under the Credit Agreement to Quadrangle.

E.             In a letter from Quadrangle to Borrower, dated February 27, 2004, Quadrangle agreed to be bound by all of the obligations set forth in the Standstill Agreement.

F.             Borrower, and the Persons who were then the lenders and administrative agent, entered into a First Amendment of Credit Agreement effective as of February 26, 1999, a Second Amendment of Credit Agreement effective as of February 29, 2000, a Third Amendment of Credit Agreement effective as of January 2, 2001, a Fourth Amendment of Credit Agreement effective as of March 2, 2001, a Fifth Amendment to Credit Agreement as of June 30, 2001, a Sixth Amendment of Credit Agreement effective as of November 1, 2001, a Seventh Amendment of Credit Agreement effective as of March 25, 2002, an Eighth Amendment of Credit Agreement effective as of June 3, 2002, a Ninth Amendment of Credit Agreement effective as of June 26, 2002, a Tenth Amendment of Credit Agreement effective as of July 25, 2002, an Eleventh Amendment of Credit Agreement effective as of August 26, 2002, a Twelfth Amendment of Credit Agreement effective as of September 11, 2002, a Thirteenth Amendment of Credit Agreement effective as of March 11, 2003 and a Fourteenth Amendment of Credit

Agreement effective as of June 20, 2003, pursuant to which certain provisions of the Credit Agreement (including, without limitation, the Total Commitment) were amended.

G.            Borrower, Lenders and Administrative Agent desire to further modify certain provisions contained in the Credit Agreement in order to allow Borrower to provide certain information to the Administrative Agent, the Lenders and their respective representatives, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Lenders party hereto and Administrative Agent agree as follows:

1.             Amendment to the Credit Agreement.  Section 14.5 is hereby deleted in its entirety and replaced with the following:

14.5         Confidentiality.  Each Credit Party agrees to keep confidential any information furnished or made available to it by Borrower pursuant to this Agreement; provided that nothing herein shall prevent any Credit Party from disclosing such information (a) to any other Credit Party or any Affiliate of any Credit Party, or any officer, director, employee, agent, or advisor of any Credit Party or Affiliate of any Credit Party (provided that any such Affiliate shall be deemed to agree to and shall be bound by the provisions of this Section 14.5), (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any Law, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Credit Party other than as a result of a disclosure by any Credit Party prohibited by this Agreement, (g) in connection with any litigation to which such Credit Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document, and (i) subject to provisions substantially similar to those contained in this Section 14.5, to any actual or proposed Participant or assignee.

2.             Amendment of Credit Agreement and Other Loan Documents.  All references in the Loan Documents to the Credit Agreement shall henceforth be deemed references to the Credit Agreement as modified and amended by this Amendment and as may, from time to time, be further modified, amended, restated, extended, renewed and/or increased.

3.             Ratifications.  Borrower:  (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment; (b) ratifies and confirms that all guaranties, assurances and Liens, if any, granted, conveyed or assigned to the Credit Parties under the Loan Documents are not released, reduced or otherwise adversely affected by this Amendment and continue to guarantee, assure and secure full payment and performance of the present and further Obligation; and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional documents and certificates as the Credit Parties may reasonably request in order to create, perfect, preserve and protect those guaranties, assurances and Liens.

4.             Representations.  Borrower represents and warrants to the Credit Parties that as of the date of this Amendment:  (a) this Amendment has been duly authorized, executed and delivered by Borrower and the Consent to this Amendment, in the form attached hereto (the “Consent”) has been duly authorized, executed and delivered by each Obligor that is a signatory thereto; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by Borrower or any other Obligor of this Amendment and the Consent; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and the other Obligors and are enforceable against Borrower and the other Obligors in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery and performance by Borrower and the other Obligors of this Amendment and the Consent do not require the consent of any other Person and do not and will not constitute a violation of any governmental requirement, Law, order of any Governmental Authority or material agreements to which Borrower or any other Obligor is a party or by which Borrower or any other Obligor is bound; (e) the execution, delivery and performance by Borrower and the other Obligors of this Agreement shall not affect or alter the terms and provisions set forth in the Standstill Agreement; (f) all representations and warranties of Borrower and the other Obligors in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were expressly stated to have been based have been changed by transactions contemplated or permitted by the Credit Agreement; and (g) both before and after giving effect to this Amendment, no Potential Default or Default exists, except as specifically provided in the Standstill Agreement .

5.             Conditions.  This Amendment shall not be effective unless and until:

(a)           this Amendment has been executed by Borrower, the Administrative Agent and each Lender, and the Consent has been executed by all of the Obligors (other than the Borrower); and

(b)           Borrower shall have delivered to Administrative Agent such documents satisfactory to Administrative Agent as it may request evidencing the Authorization and execution of this Amendment, the Consent and any other documents executed and delivered in connection herewith (collectively, the “Amendment Documents”).

6.             Continued Effect.  Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respect terms.

7.             Miscellaneous.  Unless stated otherwise:  (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate; (b) headings and captions may not be construed in interpreting provisions; (c) this

Amendment shall be construed and its performance enforced, under Texas law; (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable; and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document and all of those counterparts must be construed together to constitute the same document.

8.             Parties.  This Amendment binds and inures to Borrower and the Credit Parties and their respective successors and permitted assigns.

9.             ENTIRETIES.  THIS AMENDMENT CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

SIGNATURE PAGE TO FIFTEENTH AMENDMENT OF

CREDIT AGREEMENT AMONG

PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,

POI ACQUISITION, L.L.C., AS ADMINISTRATIVE AGENT

AND

THE LENDERS PARTY THERETO

EXECUTED on and effective as of the date first above written.

PROTECTION ONE ALARM MONITORING, INC.,
a Delaware Corporation, as Borrower

By:	/s/ Anthony D. Somma
Name: Anthony D. Somma
Title: Senior V.P.

SIGNATURE PAGE TO FIFTEENTH AMENDMENT OF

CREDIT AGREEMENT AMONG

PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,

POI ACQUISITION, L.L.C., AS ADMINISTRATIVE AGENT

AND

THE LENDERS PARTY THERETO

EXECUTED on and effective as of the date first above written.

POI ACQUISITION, L.L.C., as Administrative Agent and a Lender

By:	/s/ David A. Tanner
Name: David A. Tanner
Title:

SIGNATURE PAGE TO FIFTEENTH AMENDMENT OF

CREDIT AGREEMENT AMONG

PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,

POI ACQUISITION, L.L.C., AS ADMINISTRATIVE AGENT

AND

THE LENDERS PARTY THERETO

EXECUTED on and effective as of the date first above written.

QUADRANGLE MASTER FUNDING LTD, as a Lender

By:	/s/ Michael Weinstock
Name: Michael Weinstock
Title:

SIGNATURE PAGE TO FIFTEENTH AMENDMENT OF

CREDIT AGREEMENT AMONG

PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,

POI ACQUISITION, L.L.C., AS ADMINISTRATIVE AGENT

AND

THE LENDERS PARTY THERETO

To induce the Credit Parties to enter into this Amendment, each of the undersigned:  (a) consents and agrees to the execution and delivery of the Amendment Documents, (b) ratifies and confirms that all guaranties, assurances and Liens, if any, granted, conveyed or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced or otherwise adversely affected by the Amendment Documents and continue to guarantee, assure and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances or Liens); (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages and other agreements, documents, instruments and certificates as the Credit Parties may reasonably deem necessary or appropriate in order to create, perfect, preserve and protect those guaranties, assurances and Liens; and (d) waives notice of acceptance of this consent and agreement, which consent and agreement binds each of the undersigned and its successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

EXECUTED on and effective as of the date first above written.

PROTECTION ONE, INC., a Delaware corporation

By:	/s/ Anthony D. Somma
Name: Anthony D. Somma
Title: Senior V.P.

NETWORK MULTI-FAMILY SECURITY CORPORATION, a Delaware corporation

By:	/s/ Steve Williams
Name: Steve Williams
Title: President